EXHIBIT (g)(ii)

Consents.

CONSENT

I hereby consent to the use of (i) the Certificate of the Queensland Treasury Corporation, dated February 24, 2017, found on page 15 of the Queensland Treasury Corporation Half-Yearly Report for the half-year ended December 31, 2016, and (ii) the Management Report for the half-year ended December 31, 2016, found on page 18 of the Queensland Treasury Corporation Half-Yearly Report for the half-year ended December 31, 2016, which Half-Yearly Report is hereby filed as Exhibit (c)(vi) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement, dated December 10, 2009, filed by the Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Philip Noble
Mr. Philip Noble
Chief Executive, Queensland Treasury Corporation

Date: March 9, 2017

CONSENT

I hereby consent to the use of my Report found on pages 16 to 17 of the Queensland Treasury Corporation Half-Yearly Report for the half-year ended December 31, 2016, hereby filed as Exhibit (c)(vi) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement, dated December 10, 2009, filed by the Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Anthony Close
Mr. Anthony Close
Auditor-General (Acting), State of Queensland

Date: March 9, 2017

CONSENT

I hereby consent to the use of (i) the Certificate of the Queensland Treasury Corporation, dated February 24, 2017, found on page 15 of the Queensland Treasury Corporation Half-Yearly Report for the half-year ended December 31, 2016, and (ii) the Management Report for the half-year ended December 31, 2016, found on page 18 of the Queensland Treasury Corporation Half-Yearly Report for the half-year ended December 31, 2016, which Half-Yearly Report is hereby filed as Exhibit (c)(vi) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement, dated December 10, 2009, filed by the Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Gerard Bradley
Mr. Gerard Bradley
Chairman, Queensland Treasury Corporation

Date: March 9, 2017